National Fuel Gas Company Investor Presentation AGA Financial Forum May 6-8, 2012 Exhibit 99

This presentation may contain "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995, including statements regarding future prospects, plans, performance and capital structure, anticipated capital expenditures and completion of construction projects, as well as statements that are identified by the use of the words "anticipates," "estimates," "expects," "forecasts," "intends," "plans," "predicts," "projects," "believes," "seeks," "will," "may," and similar expressions. Forward-looking statements involve risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. The Company's expectations, beliefs and projections contained herein are expressed in good faith and are believed to have a reasonable basis, but there can be no assurance that such expectations, beliefs or projections will result or be achieved or accomplished.

In addition to other factors, the following are important factors that could cause actual results to differ materially from results referred to in the forward-looking statements: factors affecting the Company's ability to successfully identify, drill for and produce economically viable natural gas and oil reserves, including among others geology, lease availability, title disputes, weather conditions, shortages, delays or unavailability of equipment and services required in drilling operations, insufficient gathering, processing and transportation capacity, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations; changes in laws, regulations or judicial interpretations to which the Company is subject, including those involving derivatives, taxes, safety, employment, climate change, other environmental matters, real property, and exploration and production activities such as hydraulic fracturing; changes in the price of natural gas or oil; uncertainty of oil and gas reserve estimates; significant differences between the Company's projected and actual production levels for natural gas or oil; changes in demographic patterns and weather conditions; impairments under the SEC's full cost ceiling test for natural gas and oil reserves; changes in the availability, price or accounting treatment of derivative financial instruments; governmental/regulatory actions, initiatives and proceedings, including those involving rate cases (which address, among other things, allowed rates of return, rate design and retained natural gas), environmental/safety requirements, affiliate relationships, industry structure, and franchise renewal; delays or changes in costs or plans with respect to Company projects or related projects of other companies, including difficulties or delays in obtaining necessary governmental approvals, permits or orders or in obtaining the cooperation of interconnecting facility operators; financial and economic conditions, including the availability of credit, and occurrences affecting the Company's ability to obtain financing on acceptable terms for working capital, capital expenditures and other investments, including any downgrades in the Company's credit ratings and changes in interest rates and other capital market conditions; changes in economic conditions, including global, national or regional recessions, and their effect on the demand for, and customers' ability to pay for, the Company's products and services; the creditworthiness or performance of the Company's key suppliers, customers and counterparties; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities, acts of war, cyber attacks or pest infestation; changes in price differential between similar quantities of natural gas at different geographic locations, and the effect of such changes on the demand for pipeline transportation capacity to or from such locations; other changes in price differentials between similar quantities of oil or natural gas having different quality, heating value, geographic location or delivery date; significant differences between the Company's projected and actual capital expenditures and operating expenses; changes in actuarial assumptions, the interest rate environment and the return on plan/trust assets related to the Company's pension and other post-retirement benefits, which can affect future funding obligations and costs and plan liabilities; the cost and effects of legal and administrative claims against the Company or activist shareholder campaigns to effect changes at the Company; increasing health care costs and the resulting effect on health insurance premiums and on the obligation to provide other post-retirement benefits; or increasing costs of insurance, changes in coverage and the ability to obtain insurance.

Forward-looking statements include estimates of oil and gas quantities. Proved oil and gas reserves are those quantities of oil and gas which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible under existing economic conditions, operating methods and government regulations. Other estimates of oil and gas quantities, including estimates of probable reserves, possible reserves, and resource potential, are by their nature more speculative than estimates of proved reserves. Accordingly, estimates other than proved reserves are subject to substantially greater risk of being actually realized. Investors are urged to consider closely the disclosure in our Form 10-K available at www.nationalfuelgas.com. You can also obtain this form on the SEC's website at www.sec.gov.

For a discussion of the risks set forth above and other factors that could cause actual results to differ materially from results referred to in the forward-looking statements, see "Risk Factors" in the Company's Form 10-K for the fiscal year ended September 30, 2011 and Forms 10-Q for the periods ended December 31, 2011 and March 31, 2012. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date thereof or to reflect the occurrence of unanticipated events.

National Fuel

May 6-8, 2012 National Fuel Gas Company 2 Safe Harbor For Forward Looking Statements

May 6-8, 2012
National Fuel Gas Company

Our Business Mix Leads to Long-Term Value Creation
Upstream
Crude Oil
Midstream Downstream
National Fuel Gas
Supply Corporation
Empire Pipeline, Inc.
National Fuel Gas
Midstream Corporation
National Fuel Gas
Distribution
Corporation
National Fuel
Resources, Inc.
The strategic, operational and financial benefits created by the integrated mix of assets continues to generate
significant long-term value for the Company in nearly all
economic and commodity price scenarios
Upstream
Natural Gas
Seneca Resources
Corporation
(West Division)
Seneca Resources
Corporation
(East Division)

Utility Segment
Pipeline & Storage Segment
Exploration & Production Segment
Midstream, Energy Marketing & Other
EBITDA ($ Millions)
$1,000
$750
$500
$250
$0
$654
$362
55%
$129
20%
$162
25%
$581
$280
48%
$131
23%
$164
28%
$632
$327
52%
$121
19%
$167
26%
$668
$377
57%
$111
17%
$169
25%
$659
$379
57%
$117
18%
$155
24%
2008
2009
2010
2011
12 Months Ended 3/31/12
Fiscal Year

National Fuel

May 6-8, 2012
National Fuel Gas Company

Integrated Business Mix Provides Financial Balance
Note: A reconciliation of EBITDA to Net Income as presented on the Consolidated Statement of Income and Earnings is included at the end of this presentation.

$1,000
$750
$500
$250
$0
EBITDA ($ Millions)
Utility Segment
Pipeline & Storage Segment
Exploration & Production - Oil Production (West Division)
All Other Businesses - Incl. Exploration & Production (East Division)
Historically, nearly 70% to 80% of EBITDA was generated by our downstream, midstream and crude oil operations
$654
$175
$188 29%
$129 20%
$162 25%
$581
$115
$171 29%
$131 23%
$164 28%
$632
$156
$188 30%
$121 19%
$167 26%
$668
$200
$188 28%
$111 17%
$169 25%
$659
$170
$217 33%
$117 18%
$155 24%
2008
2009
2010
2011
12 Months Ended 3/31/12
Fiscal Year

National Fuel

May 6-8, 2012
National Fuel Gas Company

Businesses with Steady Cash Flows Limit Downside Risk
Note: A reconciliation of EBITDA to Net Income as presented on the Consolidated Statement of Income and Earnings is included at the end of this presentation.

Lake Ontario
CANADA
Buffalo
Lake Erie
NY
PA
OH
PA
Niagara
Orleans
Monroe
Genesee
Livingston
Yates
Steuben
Allegany
Chemung
Tioga
Bradford
Susquehanna
Wayne
Wyoming
Lycoming
Clinton
Centre
Clearfield
Crawford
Butler
Allegheny
Westmoreland
Cambria
Blair
Greene
Fayette
Somerset
Lewis
Hamilton
Oneida
Onondaga
Madison
Cayuga
Tompkins
Cortland
Chenango
Otsego
Schoharie
Herkimer
Fulton
Montgomery
Delaware
Broome
Sullivan
Orange
Pike
Luzerne
Carbon
Schuylkill
Union
Snyder
Perry
Berks
Bucks
NATIONAL FUEL GAS OPERATING AREA & ASSETS
National Fuel
Miles
0
25
NATIONAL FUEL GAS PIPELINES
SENECA RESOURCES CORPORATION PARCEL/LEASE AREA
NATIONAL FUEL GAS DISTRIBUTION CORPORATION SERVICE TERRITORY
MARCELLUS SHALE FAIRWAY

National Fuel

May 6-8, 2012 National Fuel Gas Company 6 Highly Integrated Assets with Significant Marcellus Exposure…

Lake Ontario
CANADA
Buffalo
Lake Erie
NY
PA
OH
PA
Niagara
Orleans
Monroe
Genesee
Livingston
Yates
Steuben
Allegany
Onondaga
Cayuga
Madison
Oneida
Herkimer
Lewis
Hamilton
Fulton
Montgomery
Otsego
Schoharie
Tompkins
Cortland
Chenango
Chemung
Broome
Delaware
Tioga
Bradford
Susquehanna
Wayne
Sullivan
Ulster
Wyoming
Lycoming
Pike
Orange
Clinton
Luzerne
Crawford
Butler
Clearfield
Centre
Union
Carbon
Snyder
Schuylkill
Allegheny
Cambria
Blair
Perry
Berks
Bucks
Westmoreland
Newar
Fayette
Somerset
Greene
National Fuel
NATIONAL FUEL GAS OPERATING AREA & ASSETS
NATIONAL FUEL GAS PIPELINES
SENECA RESOURCES CORPORATION PARCEL/LEASE AREA
NATIONAL FUEL GAS DISTRIBUTION CORPORATION SERVICE TERRITORY
UTICA SHALE GAS PLAY
Miles
0
25

National Fuel

May 6-8, 2012 National Fuel Gas Company 7 …And Exposure to Growth from the Utica Shale

May 6-8, 2012
National Fuel Gas Company
Business Mix Allows for Strategic Capital Allocation
Predictable Earnings and Cash Flow
Capital Allocation Priorities
Ongoing maintenance capital spending in regulated businesses
Returning earnings to shareholders through consistent dividends
Flexible, return-driven growth capital spending

May 6-8, 2012
National Fuel Gas Company

Strategically Allocating Growth Capital Expenditures
Growth Capital Focus
Increasing Marcellus Production
Eastern Development Area
Western Development Area
Delineate other Appalachian Plays
Utica Shale
Geneseo Shale
Marcellus Wet Gas
Expand FERC-Regulated Infrastructure
Develop New Gathering Infrastructure
Unlock Seneca Acreage Position
Build Projects for 3   Parties
Analyst Day – September 2011 Current Allocation
Growth Capital Focus
Increasing Marcellus Production
Eastern Development Area
Western Development Area
Delineate other Appalachian Plays
Utica Shale
Geneseo Shale
Marcellus Wet Gas
Expand FERC-Regulated Infrastructure
Develop New Gathering Infrastructure
Unlock Seneca Acreage Position
Build Projects for 3   Parties
rd
rd

Will evaluate opportunities to redeploy capital towards infrastructure expansion for 3rd parties as well as Seneca

Marcellus-Utica HZ Permits
Operator
APC
CHK
CNX
COG
CVX
EOG
EQT
RDS
RRC
SWN
TLM
UPL
WMB
XCO
XOM
Other
NFG-HZ Drill
NFG-Ver. Drill
PA
OH
WV
MD
VA
0 15 30 60
mi

National Fuel

May 6-8, 2012 National Fuel Gas Company 10 Broadening Our Infrastructure Expansion Focus Source: ITG IR (formerly Ross Smith Energy Group)

Capital Expenditures ($ Millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,015 - $1,290
Capital Spending Reduction
$610 - $785
2013 - Sept. 2011 Analyst Day
2013 - Current
Consolidated Capital Spending

May 6-8, 2012
National Fuel Gas Company

Continued Reduction in Capital Spending
1. Maintain a strong balance sheet
2. Flexibility to strategically
redeploy capital based upon
return-driven opportunities
Analyst Day: 6.5 Operated Rigs
Current Plan: 3 Operated Rigs
Factors Behind Capital Reduction

Utility
Pipeline & Storage
Exploration & Production
Midstream & Other
$1,250
$1,000
$750
$500
$250
$0
Capital Expenditures ($ Millions)
$307
$188
$53
$56
$501
$398
$38
$58
$854
$649
$129
$58
$900-$1,045
$100-$130
$610-$690
$135-$165
$55-$60
$610-$785
$75-$125
$450-$550
$30-$50
$55-$60
2009
2010
2011
2012
Forecast
2013
Forecast
Fiscal Year

National Fuel

May 6-8, 2012
National Fuel Gas Company

Capital Spending Flexibility to Maintain Financial Strength
Note: A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation.
To the extent additional infrastructure
expansions are available, additional capital
remains flexible and will be deployed
based upon return-driven decision making

May 6-8, 2012
National Fuel Gas Company

Strong Balance Sheet and Liquidity Position
Capital Resources
Total Short-Term Capacity: $1,085 Million
Committed Credit Facility:  $750 Million
Five-year syndicated facility entered into
January 6, 2012
Uncommitted Lines of Credit: $335 Million
$300.0 Million Commercial Paper Program
backed by Committed Credit Facility
$20.0 million of outstanding commercial
paper as of March 31, 2012
$3.386 Billion
(1)
As of March 31, 2012
Short-Term
Debt
0.6%
(1) Includes Notes Payable to Banks and Commercial Paper of $20.0 million and Current Portion of Long-Term Debt of $250.0 million as of March 31, 2012.

$2.00
$1.50
$1.00
$0.50
$0.00
Annual Dividend Rate
1970
1975
1980
1985
1990
1995
2000
2005
2010
Annual Rate at Fiscal Year End

National Fuel

May 6-8, 2012
National Fuel Gas Company

Dividend Track Record
Current
Dividend Yield
(1)
3.0%
Dividend Consistency
Consecutive Dividend Payments 109 Years
Consecutive Dividend Increases 41 Years
Current Annualized Dividend Rate $1.42 per Share
(1) As of April 30, 2012

Rochester
Buffalo
Erie
Pittsburgh
Harrisburg
New York

National Fuel

May 6-8, 2012 Pipeline & Storage / Midstream 15

TORONTO
Lake Ontario
KIRKWALL
CANADA
Buffalo
EL PASO
Shipping Gas to Canada & Northeast
Longer-Term Infrastructure Expansions
Gathering Marcellus Production
CORNING
NY
PA
OH
OVERBECK
LEIDY
TRANSCO
TETCO
Pittsburgh
CLARINGTON
Serving Southwest PA Producers
National Fuel
Miles
0
20
40
NATIONAL FUEL GAS OPERATING AREA
NFG SYSTEM EXPANSION
NFG OVERBECK TO LEIDY
NORTHERN ACCESS TRANSPORTATION ROUTE

National Fuel

May 6-8, 2012 Pipeline & Storage / Midstream 16 Ongoing Expansion to Transport Appalachian Production

TORONTO
Lake Ontario
KIRKWALL
CANADA
Buffalo
Lake Erie
NY
PA
OH
CORNING
OVERBECK
LEIDY
Pittsburgh
CLARINGTON
New York
NORTHERN ACCESS EXPANSION (Under Construction)
TIOGA COUNTY EXTENSION (In-Service)
CENTRAL TIOGA COUNTY EXTENSION (2014/2015)
WEST TO EAST OVERBECK TO LEIDY
MERCER EXPANSION PROJECT (2014 In-Service)
COVINGTON GATHERING SYSTEM (In-Service)
LINE "N" 2012 EXPANSION (Under Construction)
TROUT RUN GATHERING SYSTEM (May 2012 In-Service)
LINE "N" EXPANSION (In-Service)
National Fuel
Miles
0
20
40
NATIONAL FUEL GAS OPERATING AREA
NFG SYSTEM EXPANSION
NFG OVERBECK TO LEIDY
NORTHERN ACCESS TRANSPORTATION ROUTE

National Fuel

May 6-8, 2012 Pipeline & Storage / Midstream 17 A Closer Look at the Expansion Progress

Mansfield
Tioga County
Wellsboro
Tioga State Forest
Tiadaghton State
Lycoming County

National Fuel

May 6-8, 2012
Midstream

Using a History of Excellence to Serve Appalachian Producers
Midstream’s gathering systems are
critical to unlock remote, but highly
productive Marcellus acreage
History of operational success and
efficiency within Pennsylvania
Original priority had been to assist
Seneca’s growing development
program and utilize those systems to
gather 3
rd
party producer volumes
As a result of Seneca’s delayed
development plans, the current focus is
shifting to expanding infrastructure for
others in the basin
TGP 300
Transco
Tioga County
Lycoming County

Pipeline & Storage Revenue
P&S Revenue ($ Millions)
$300
$275
$250
$225
$200
$219
$215
~$230
$250-
$255
2010
2011
2012
Forecast
2013
Forecast
Fiscal Year

NFG Midstream Revenue
Midstream Revenue ($ Millions)
$75
$60
$45
$30
$15
$0
$3.4
$11.3
~$25
$40-$50
2010
2011
2012
Forecast
2013
Forecast
Fiscal Year

National Fuel

May 6-8, 2012
Pipeline & Storage Growth
19
Deploying Significant Growth Capital
Capital spending is increasing to fund system expansion and assuming recently allowed industry average ROE and capital structure targets, this segment can achieve significant growth with a rapid increase in contracted volumes

May 6-8, 2012
Pipeline & Storage

Regulatory Rate Filings
National Fuel Gas Supply Corporation
Filed a general rate case with FERC on
October 31, 2011 as part of an
agreement from a 2006 rate settlement
On April 14, 2012 an agreement in
principle was reached to settle the rate
case, with new rates effective May 1,
2012
Rates are effective subject to refund
beginning May 1, 2012
Empire Pipeline, Inc.
Filed a cost and revenue study on
March 14, 2012 as part of a 2006 FERC
order related to Empire’s transition to
a FERC-regulated interstate pipeline
Filing did not propose any changes to
the current rate structure

Rochester
Buffalo
Erie
New York
Pittsburgh
Harrisburg

National Fuel
Distribution Corporation

May 6-8, 2012 Utility 21

Rochester
New York

Return on Equity
NY
PA
Allowed ROE - NY
Approx. Settled ROE - PA
30.0%
20.0%
10.0%
0.0%
Return on Equity
9.8%
13.2%
10.6%
14.7%
10.5%
18.8%
10.2%
12.9%
2009
2010
2011
TME 3/31/2012
Fiscal Year

May 6-8, 2012
Rate Mechanisms
New York & Pennsylvania
Low Income Rates
Choice Program/POR
Merchant Function Charge
New York only
Revenue Decoupling
90/10 Sharing
Weather Normalization
Utility

Providing Financial Stability

Normalized Average Residential Heating Customer Bill
(Winter Heating Season – New York Division)
Normalized Average Heating Customer Bill
$1,500
$1,250
$1,000
$750
$500
$250
$0
$1,077
$1,043
$746
$733
$692
2007-2008
2008-2009
2009-2010
2010-2011
2011-2012
Winter Heating Season

National Fuel Distribution Corporation

May 6-8, 2012 Utility 23 Low Natural Gas Prices Have Reduced Customer Bills

O&M Expense ($ Millions)
$250
$200
$150
$100
$50
$0
$203
$25
$178
$191
$27
$164
$181
$14
$167
$179
$11
$168
$179
$9
$170
2008
2009
2010
2011
12 Months Ended March 31, 2012
Fiscal Year
All Other O&M Expenses
O&M Expense - Uncollectibles

National Fuel Distribution Corporation

May 6-8, 2012 Utility 24 Continued Cost Control Helps Provide Earnings Stability Low natural gas prices, combined with a focus on cost control, continue to help reduce expenses

$80
$60
$40
$20
$0
Capital Expenditures for Safety
Total Capital Expenditures
$54.2
$57.5
$56.2
$58.0
$58.4
$42.8
$45.1
$44.4
$45.0
$44.3
2007
2008
2009
2010
2011
2012 Forecast
2013 Forecast
2014 Forecast
Fiscal Year
Capital Expenditures ($ Millions)

National Fuel
Distribution Corporation

May 6-8, 2012 Utility 25 Strong Commitment to Safety Capital spending from 2011 to 2014 is expected to be between $55 and $60 million per year

Bakersfield
Los Angeles
Rochester
Buffalo
Pittsburgh
Harrisburg
New York

SENECA RESOURCES

May 6-8, 2012 Exploration & Production 26

Maintain Focus on California Crude Oil	• Generated $118.3 million of EBITDA in the first half of fiscal 2012 • Increased capital spending in California
Ongoing Delineation in Appalachia	• Continue to delineate Seneca's Utica Shale acreage potential • Evaluate Marcellus rich-gas potential in the Western Development Area
Non-Participation in EOG Joint Venture	• Opt out of some EOG JV wells, while maintaining a 20% overriding royalty interest in wells on acreage contributed by Seneca
Delaying Marcellus Completions	• Delaying completions in Tioga County (DCNR Tract 595) due to low natural gas prices on TGP 300
Further Reduction in Rig Count	• Recently reduced Seneca-operated rig count from 6 rigs to 4 rigs • Planning to drop down to 3 operated rigs for fiscal 2013
Production Curtailment	• Curtailing Tioga County volumes in excess of firm sales obligations of 130 MMcf per day into TGP 300 (Current Curtailment: 10 MMcf per day)

SENECA RESOURCES

May 6-8, 2012 Seneca Resources 27 Ongoing Strategic Responses to Low Gas Prices

May 6-8, 2012
California

Stable Production and Increasing Cash Flows
Rank Company
California
2010
BOEPD
1 Chevron 174,856
2 Aera (Shell/Exxon) 158,786
3 Occidental 151,584
4 Plains Exploration 36,488
5 Venoco Inc. 19,121
6 Berry Petroleum 18,513
7 Seneca Resources 9,041
8 Breitburn Energy 7,414
9 MacPherson 7,185
10 E&B Natural Resources 5,259
Net Acreage:  11,833 Acres
Net Wells:  1,322
Oil Gravity:  12 – 37° Api
NRI:  87.64

KERN
Bakersfield
CUYAMA BASIN
DISTRICT 2
VENTURA
VENTURA BASIN
Santa Barbara
Ventura

SENECA RESOURCES

May 6-8, 2012
California

Stable Production Fields
South Lost Hills
~1,700 BOEPD
Monterey Shale
Primary
215 Active Wells
Sespe
~1,200 BOEPD
Sespe Formation
Primary
188 Active Wells
North Lost Hills
~1,200 BOEPD
Tulare & Etchegoin Formation
Primary & Steamflood
181 Active Wells
North Midway Sunset
~4,400 BOEPD
Potter & Tulare Formation
Steamflood
728 Active Wells
South Midway Sunset
~1,000 BOEPD
Antelope Formation
Steamflood
109 Active Wells

Fiscal Year 2012 (1st Half) EBITDA per BOE

Non-Steam Fuel LOE
$8.34
Steam Fuel
$3.18
G&A
$2.69
Production & Other Taxes
$2.61
Other Operating Costs
$1.01
EBITDA
$69.50

SENECA RESOURCES

May 6-8, 2012
California

Strong Margins Support Significant Free Cash Flow
Average Revenue
in First Six Months of
Fiscal 2012
$87.33 per BOE
Note: A reconciliation of Exploration & Production West Division EBITDA to Exploration & Production Segment Net Income is included at the end of this presentation.

10,000
9,500
9,000
8,500
8,000
Average Daily Net Production (BOE per Day)
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Actual
Forecast

SENECA RESOURCES

May 6-8, 2012
Seneca Resources

California – Recent Initiatives Driving Near-Term Growth
Production Increase Drivers
1.North Midway Sunset Steaming
2.South Midway Sunset Field Extensions
3.Sespe Infill Drill Program

97X P
252 Pool
251 Pool
S Ext Pool
Section 19
Section 20
20

SENECA RESOURCES

May 6-8, 2012

Midway Sunset South Activity Update
2011 Drill Program
2012 Drilling Locations
Updip Sand Pinch-out
Approx. Oil/Water Contact
100 ft
100 ft
50 ft
Antelope “A-1”
and “A-2” Sands
Antelope “B”
and “C” Sands
Antelope “A-1” Sand
Seneca Western Minerals 251T
Extended 251 Pool to the West
Seneca Western Minerals 242I
Extended 252 Pool to the West
100 ft
400’
50 ft
50 ft
50 ft
2011 Drill Program:  12 Wells / 4 Injectors
2012 Drill Program:  23 Wells / 3 Injectors
Seneca Resources

28
27
31
32
Hunter-Rehart
Hunter-Rogers
Hunter-Rehart

May 6-8, 2012

350’ Thick
(Medium Blue)
800’ Thick
(Dark Red)
~550’ Thick
(Green)
White Star – 5 Acre Tests
Powell – 10 Acre Tests
Powell 4
61 BOEPD
1st
Oil 11/11
WS 534-33
42 BOEPD
1st
Oil 1/12
White Star – 10 Acre Test
WS 48-33
Completion Begins
April 2012
WS 533-33
88 BOEPD
1st
Oil 1/12
“X” SANDS ISOCHORE (Thickness)
Seneca Resources
Sespe Field – 2011 Drilling Highlights and Results
Powell 3
136 BOEPD
1st
Oil 10/11
1 Mile
2011 Sespe Highlights
5 Wells Drilled (Two 5-acre infill tests)
Estimated EURs: 150-200 MBoe/Well

May 6-8, 2012

Proposed Bottom Hole Locations
Oak Flat (10)
Frankel A (5)
Thornbury (10/5)
Coldwater Tests
“X” SANDS ISOCHORE (Thickness)
Type Log for
Frankel A Wells
Seneca Resources
Sespe Field – 2012 Drill Plan Builds Upon 2011 Successes
350’ Thick
(Medium Blue)
800’ Thick
(Dark Red)
~550’ Thick
(Green)
1 Mile
2012 Sespe Plans
6 Wells Planned (2 5-acre infill wells)
Estimated EURs: 140-170 MBoe/Well

200
250
250
250
300
300
350
350
400
400
1 0 1 mi

SENECA RESOURCES

May 6-8, 2012
Seneca Resources

Monterey Shale Play
Monterey Shale Play
Belridge Field
5 AMIs across the field
Seneca WI:   12.5%
Seneca NRI:  11.1%
Producing (Gross):  50 BOPD
3-4 Delineation Wells Planned
AMI Outlines
Gross Thickness of Monterey Interval

Schuyler
Chautauqua
Cattaraugus
Allegany
Steuben
Chemung
Tioga
Warren
McKean
Potter
Tioga
Bradford
Sullivan
Wayne
Ashtabula
Crawford
Geauga
Forest
Cameron
Sullivan
Wyoming
Trumbull
Mercer
Portage
Clarion
Clinton
Luzerne
Pike
Mahoning
Lawrence
Columbia
Monroe
Clearfield
Union
Butler
Carbon
Columbiana
Armstrong
Northumberland
Snyder
Northampton
Beaver
Carroll
Mifflin
Lehigh
Juniata
Cambria
Blair
Huntingdon
Perry
Cumberland
Bedford
Fulton
Franklin
Adams
Morgan
Berkeley
Frederick
Taylor

SENECA RESOURCES

May 6-8, 2012
Seneca Resources

Expansive Pennsylvania Acreage Position
SRC Lease Acreage
SRC Fee Acreage
Eastern Development Area
Net Acreage: 55,000 acres
Mostly leased (16-18% royalty)
No near-term lease expiration
First large expiration: 2018
Ongoing development drilling
in Tioga and Lycoming Counties
Western Development Area
Net acreage: 690,000 acres
Own most mineral rights
Minimal royalty obligation
Minimal lease expiration
Evaluating Marcellus rich-gas
and Utica Shale potential
EOG Acreage

Net Horizontal Rig Count
Seneca Resources - Delineation
Seneca Resources - Development
EOG Resources
10
8
6
4
2
0
7.5
1.5
5.0
1.0
5.5
1.5
3.0
1.0
4.5
1.5
2.0
1.0
3.0 – 4.5
0.0 – 1.5
2.0
1.0
Fiscal 2012 - Q1
Current Rig Count
Fiscal 2012 - Q3
Fiscal 2013 Forecast

May 6-8, 2012 Seneca Resources 37 Net Rig Count (Working Interest) Fiscal 2013 rig count range depends on participation in EOG JV wells

Covington
DCNR 595
DCNR 100
EOG JV
WDA/Other
Forecast
Average Daily Net Production (MMcf per Day)
225
150
75
0
Jan-11
Feb-11
Mar-...
Apr-11
May-...
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-...
Dec-11
Jan-12
Feb-12
Mar-...
Apr-12
May-...
Jun-12
Jul-12
Aug-12
Sep-12

SENECA RESOURCES

May 6-8, 2012 Seneca Resources 38 Ramping Marcellus Shale Production

May 6-8, 2012
Seneca Resources

Eastern Development Area (EDA) – Results & Plan Forward
SRC Lease Acreage
SRC Fee Acreage
DCNR Tract 595
FY2012: 1 Rig Operating
FY2013: 0-1 Rigs Operating
Production: 45 MMcf per Day
Covington – Fully Developed
47 Wells Drilled and Producing
Production: 85 MMcf per Day
DCNR Tract 100
8 Wells Drilled
FY2012 & FY2013: 1-2 Rigs Operating
First Production:  Late May 2012
First Well Test: 15.8 MMcf per Day
DCNR Tract 001
Expiration Date:  January 2020
Minimum Wells to Hold Acreage:  24
DCNR Tract 007
Expiration Date:  January 2020
Minimum Wells to Hold Acreage:  33

McKean
1250
1200
1150
1100
1050
Forest
1250
Venango
1150
1100
1050
Elk
Cameron
Clarion
Jefferson

SENECA RESOURCES

May 6-8, 2012
Seneca Resources

Evaluating Marcellus Wet Gas Potential
More than 100,000 acres within the targeted
window of 1,100 Btu to 1,200 Btu
Will need cryogenic processing plant running in
“ethane rejection mode” processing
Potential $0.50 - $0.70 per Mcf uplift from sale
of NGLs (excluding Ethane)
SRC Lease Acreage
SRC Fee Acreage
EOG Acreage
Owl’s Nest (2 Wells)
Church Run (1 Well)
Proposed  Hz Well

Erie
Warren
McKean
Potter
Tioga
Crawford
Ashtabula
Lake
Geauga
Cuyahoga
Lorain
Portage
Mahoning
Mercer
Venango
Forest
Elk
Clarion
Clinton
Lawrence
Butler
Armstrong
Centre
Union
Snyder
Wayne
Stark
Columbiana
Beaver
Allegheny
Cambria
Blair
Mifflin
Juniata
Huntingdon
Perry
Tuscarawas
Coshocton
Jefferson
Harrison
Westmoreland
Washington
Cumberland
Belmont
Bedford
Somerset
Fayette
Fulton
Franklin
Adams
Noble
Monroe
Greene
10 0 10 20 30 mi

SENECA RESOURCES

May 6-8, 2012

Chesapeake
9.5 MMCFD
1,425 BLPD
Chesapeake
3.8 MMCFD
980 BLPD
Chesapeake
3.1 MMCFD
1,015 BLPD
Dry
Wet
Hess
11 MMCFD
Utica Shale – Activity Summary
Seneca Resources
Vertical Well Drilled
Horizontal Well Permit
Horizontal Well Drilled
Mt. Jewett
Vertical:  Tested Dry Gas
Horizontal:  Prep to Complete
Henderson
Vertical Well
Tionesta
Horizontal: Drilling
Owl’s Nest
Horizontal FY2013
Chesapeake
6.4 MMCFD
Rex
9.2 MMCFD

California
Upper Devonian
Marcellus/Utica
Gulf of Mexico
$1,000
$750
$500
$250
$0
Capital Expenditures ($ Millions)
$188
$71
$68
$31
$398(1)
$332
$31(1)
$649
$585
$47
$610-$690
$565-$635
$45-$55
2012 to 2013
~25% Reduction
$450-$550
$400-$485
$50-$65
2009
2010
2011
2012 Forecast
2013 Forecast
Fiscal Year

SENECA RESOURCES

May 6-8, 2012
Seneca Resources

Increased California Spending with Ongoing Marcellus Cuts
(1) Does not include the $34.9 MM acquisition of Ivanhoe’s U.S.-based assets in California, as this was accounted for as an investment in subsidiaries on the
Statement of Cash Flows, and was not included in Capital Expenditures

California
Upper Devonian
Marcellus/Utica
Gulf of Mexico
175
150
125
100
75
50
25
0
Annual Production (Bcfe)
42.5
13.7
8.7
20.1
49.6
13.3
7.2
9.3
19.8
67.6
5.2
35.3
7.9
19.2
81-90
56-61
6-8
19-21
100-115
75-86
5-7
20-22
2012 to 2013
~25% Growth
2009
2010
2011
2012 Forecast
2013 Forecast
Fiscal Year

SENECA RESOURCES

May 6-8, 2012 Seneca Resources 43 Production Still Growing

Bakersfield
Los Angeles

Rochester
Buffalo
Erie
Pittsburgh
Harrisburg
New York

National Fuel

May 6-8, 2012 National Fuel Gas Company 44 Appendix

Paid at Maturity on November 21, 2011
Debt Maturity ($ Millions)
$600
$500
$400
$300
$200
$100
$0
$150
6.700%
$250
5.250%
$300
6.500%
$250
8.750%
$500
4.900%
$49
7.395%
$50
7.375%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Fiscal Year

May 6-8, 2012 National Fuel Gas Company 45 Manageable Debt Maturity Schedule

Debt
Equity
Utility
50%
50%
P&S
50%
50%
E&P
30%
70%
All Other
40%
60%
Debt
35% - 45%
Equity
55% - 65%

National Fuel

May 6-8, 2012 National Fuel Gas Company 46 Targeted Capital Structure Long-Term Consolidated Capital Structure Target Capital Structure Targets by Segment

Rochester
Buffalo
Erie
Pittsburgh
Harrisburg
New York

National Fuel

May 6-8, 2012 Pipeline & Storage / Midstream 47 Appendix

May 6-8, 2012
Pipeline & Storage

Expansion Initiatives
Project Name
Capacity
(Dth/D)
Est.
CapEx
In-Service Market Status
Lamont Compressor Station 40,000 $6 MM 6/2010 Fully Subscribed Completed
Lamont Phase II Project 50,000 $7.6 MM 7/2011 Fully Subscribed Completed
Line “N” Expansion 160,000 $22 MM 10/2011 Fully Subscribed Completed
Tioga County Extension 350,000 $56 MM 11/2011 Fully Subscribed Completed
Northern Access Expansion 320,000 ~$71 MM ~11/2012 Fully Subscribed Currently under construction
Line “N” 2012 Expansion 164,000 ~$36 MM ~11/2012 Fully Subscribed Currently under construction
Line “N” 2013 Expansion 30,000 ~$4 MM 11/2013 OS Concluded
Negotiating with an anchor shipper for all
capacity
Mercer Expansion Project 150,000 ~$30 MM ~6/2014 OS Concluded
In discussions with an anchor shipper for
all capacity
Central Tioga County
Extension
~250,000 ~$135 MM 2014/2015 OS Concluded In discussions with an anchor shipper
West to East ~425,000 ~$290 MM ~2015 29% Subscribed
Marketing continues with producers in
various stages of exploratory drilling
Total Firm Capacity:  ~1,939,000 Dth/D
Capital Investment: ~$658 MM

May 6-8, 2012
Midstream Corporation

Expansion Initiatives
Project Name
Capacity
(Mcf/D)
Est.
CapEx
In-Service
Date
Market Comments
Covington Gathering System 220,000 $54 MM
Multiple
Phases -
Most
In-Service
Fully Subscribed
Completed – Flowing into TGP 300
Line.  This includes $32 million of
spending to build pipeline and
compression needed to connect
future wells.
Trout Run Gathering System 466,000 $130 MM May 2012 70% Subscribed
Under construction. This includes
spending to build pipeline and
compression needed to connect
future wells.
Mt. Jewett Gathering System 170,000 $22 MM FY2013 Fully Subscribed Preliminary work underway
Owl’s Nest Gathering System 50,000 $17 MM FY2014 Fully Subscribed
Preliminary work underway.  Any
processing costs would be
incremental.
Total Firm Capacity:  ~906,000 Mcf/D
Capital Investment: ~$223 MM
The relative increase in spending on these projects from prior guidance is a result of a shift in spending on certain gathering infrastructure from Seneca to NFG Midstream, which will now handle the future build out of compression and well lines previously associated with Seneca.

Bakersfield
Los Angeles

Rochester
Buffalo
New York
Pittsburgh
Harrisburg

SENECA RESOURCES

May 6-8, 2012 Exploration & Production 50 Appendix

May 6-8, 2012
National Fuel Gas Company

Hedge Positions and Strategy
Natural Gas
Swaps
Volume
(Bcf)
Average
Hedge Price
Fiscal 2012
(1)
17.5 $5.89 / Mcf
Fiscal 2013 38.9 $4.97 / Mcf
Fiscal 2014 19.5 $4.34 / Mcf
Oil Swaps
Volume
(MMBbl)
Average
Hedge Price
Fiscal 2012
(1)
0.8 $77.03 / Bbl
Fiscal 2013 1.5 $92.52 / Bbl
Fiscal 2014 0.6 $95.68 / Bbl
Most hedges executed at sales point to eliminate basis risk
(1) Fiscal 2012 hedge positions are for the remaining six months of the fiscal year
Seneca has hedged approximately 46% of its remaining
forecasted production for Fiscal 2012

May 6-8, 2012
Marcellus Shale

Western Development Area (WDA) – Results & Plan Forward
SRC Lease Acreage
SRC Fee Acreage
EOG Contributed JV Acreage
SRC Contributed JV Acreage
Seneca Operated
EOG Operated
Approx. Outline of JV Acreage
200,000 Gross Acres
Seneca 50% W.I. (Avg. 58% NRI)
Punxy (EOG Operated)
68 Wells Drilled; 39 Producing
FY2012: 2 Rigs Operating (Drill 33 wells)
Gross Production: ~54 MMcf per Day
Owl’s Nest
Drilled 3 Horizontal Wells
Acquiring 3D Seismic
Potential 2013 Wet Gas Development
Expected IPs: 4-5 MMcf per Day
Mt. Jewett
Drilled 3 Horizontal Wells
IPs: 2.4 - 3.1 MMcf per Day
Boone Mountain
Drilled 3 Horizontal Wells
IPs: 3.8 - 4.6 MMcf per Day
Rich Valley
1 Well to be completed
in FY2012 2Q
Church Run
FY2012: 1 Well
To Test EUR & BTU Content

McKean
Potter
Tioga
Elk
Cameron
Lycoming
Clinton

SENECA RESOURCES

May 6-8, 2012 Marcellus Shale 53 Expanding 3D Seismic Coverage Completed In Progress Punxy West Branch Mt. Jewett DCNR 001 DCNR 007 Covington DCNR 595 DCNR 100 Owl’s Nest

Original 6.0 Bcf Typecurve
IP Rate 7,250 MMcf/d
Hyp. Coeff. 1.4
Decline 72%
Exp. Tail 6%
Current: 1st Segment
IP Rate 5,400 MMcf/d
Hyp. Coeff. 1.25
Decline 65.5%
Limit 6 Mo.
Current: Compression Segment
IP Rate 3,800 MMcf/d
Hyp. Coeff. 1.25
Decline 48%
Exp. Tail 6%
EDA Average Daily Production Rate
6.7 Bcf Typecurve (40 Year Life)
6.0 Bcf Typecurve (40 Year Life)
Upper Production Bound
Lower Production Bound
Daily Production Rate (MMcf)
Month
12.0
10.0
8.0
6.0
4.0
2.0
0.0
0
2
4
6
8
10
12
14
16
18
20
22
24

SENECA RESOURCES

May 6-8, 2012 Marcellus Shale 54 Covington Typecurve – 6.7 Bcfe EUR (Greater Than 3,500’ Lateral)

Drilling Cost per Lateral Foot
WDA/DCNR 595
DCNR 100
$800
$700
$600
$500
$400
$300
$200
$650
$565
$450
$525
$425
$475
2010
2011
2012 Forecast
2013 Target

Completion Cost per Stage ($000)
WDA/DCNR 595
DCNR 100
$400
$350
$300
$250
$200
$150
$100
$311
$294
$224
$243
$206
$229
2010
2011
2012 Forecast
2013 Target

SENECA RESOURCES

May 6-8, 2012 Marcellus Shale 55 Targeting Continued Cost Reductions

May 6-8, 2012
Marcellus Shale

Breaking Down Our Acreage Position
Area Net Acres
Possible
Locations Wells Drilled
Wells
Completed EUR (Bcfe) Status
Eastern Development Area (EDA)
Covington 7,000 47 47 47 5.5 Developed
595 6,000 55 29 13 7.0 Full Development
100 10,000 70 12 1 8.0 Full Development
007 15,000 75 1 1 3.0 - 5.0 Delineating
001 13,000 58 1 1 3.0 - 5.0 Delineating
Other EDA 4,000 10 - - 3.0 - 8.0 Untested
55,000 315 90 63
Western Development Area (WDA)
Owl's Nest / Ridgeway 91,000 680 4 4 4.0 Waiting on Development
Mt. Jewett 25,000 232 4 4 3.0  Delineating
James City 30,000 340 1 1 3.0 - 5.0 Delineating
Boone Mtn 8,500 59 4 4 4.0 Waiting on Development
Rich Valley 30,000 188 1 - 4.0 - 5.0 Delineating
WDA Other 337,000 2,654 4 3 2.0 - 6.0 Untested
521,500 4,153 18 16
EOG Operated
Punxy 12,000 87 72 39 4.0 Full Development
West Branch 12,500 121 9 5 3.0 - 5.0 Delineating
Clermont 10,000 96 2 2 3.0 - 5.0 Delineating
Brady 13,500 113 - - 4.0 - 5.0 Untested
EOG Other 120,500 502 2 2 2.0 - 5.0 Untested
168,500 919 85 48
Seneca Resources Total
745,000 5,387 193 127

May 6-8, 2012
Marcellus Shale

Water Management Program
Water Sourcing:
Coal mine runoff
Permitted freshwater sources
Recycled water
Water Management:
Instituted a “Zero Surface Discharge” policy
Recycle Marcellus flowback and produced water
Centralized water handling in development areas
Tioga County – DCNR 595 and Covington
Lycoming County – DCNR 100
Elk County - Owl’s Nest
Installing new evaporative technology
Investigating underground injection
Seneca is committed to protecting the surface from any type of pollution

May 6-8, 2012
Marcellus Shale

“Zero Liquid Discharge Operation”
Utilizing a state-of-the-art evaporative technology to ensure no liquid is discharged at the surface
Building centrally located units in the Western Development Area (WDA)
and the Eastern Development Area (EDA)
Removes all liquids from the production stream
Has the ability to be powered by the waste heat from a compressor station
End products:
Non-hazardous solidified salt material
Clean water vapor emissions

May 6-8, 2012
National Fuel Gas Company

Comparable GAAP Financial Measure Slides and Reconciliations
This presentation contains certain non-GAAP financial measures.  For pages that contain non-GAAP financial measures, pages containing the most directly comparable GAAP financial measures and reconciliations are provided in the slides that follow.
The Company believes that its non-GAAP financial measures are useful to investors because they provide an alternative method for assessing the
Company’s operating results in a manner that is focused on the performance of the Company’s ongoing operations.  The Company’s management uses these non-GAAP financial measures for the same purpose, and for planning and forecasting purposes.  The presentation of non-GAAP financial measures is not meant to be a substitute for financial measures prepared in accordance with GAAP.

Reconciliation of Segment Capital Expenditures to Consolidated Capital Expenditures

($ Thousands)

	FY 2009	FY 2010	FY 2011	FY 2012 Forecast	FY 2013 Forecast
Capital Expenditures from Continuing Operations
Exploration & Production Capital Expenditures	$188,290	$398,174	$648,815	$610,000-690,000	$450,000-550,000
Pipeline & Storage Capital Expenditures - Expansion	52,504	37,894	129,206	$135,000-165,000	$30,000-50,000
Utility Capital Expenditures	56,178	57,973	58,398	$55,000-60,000	$55,000-60,000
Marketing, Corporate & All Other Capital Expenditures	9,829	7,311	17,767	$100,000-130,000	$75,000-125,000

Total Capital Expenditures from Continuing Operations	$306,801	$501,352	$854,186	$900,000-1,045,000	$610,000-785,000
Capital Expenditures from Discountinued Operations
All Other Capital Expenditures	216	$150	$—	$—	$—

Plus (Minus) Accrued Capital Expenditures
Exploration & Production FY 2011 Accrued Capital Expenditures	$—	$—	$(63,460)	$—	$—
Pipeline & Storage FY 2011 Accrued Capital Expenditures	—	—	(7,271)	—	—
All Other FY 2011 Accrued Capital Expenditures	—	—	(1,389)	—	—
Exploration & Production FY 2010 Accrued Capital Expenditures	—	(55,546)	55,546	—	—
Exploration & Production FY 2009 Accrued Capital Expenditures	(9,093)	9,093	—	—	—
Pipeline & Storage FY 2008 Accrued Capital Expenditures	16,768	—	—	—	—
All Other FY 2009 Accrued Capital Expenditures	(715)	715	—	—	—

Total Accrued Capital Expenditures	$6,960	$(45,738)	$(16,574)	$—	$—
Eliminations	$(344)	$—	$—	$—	$—

Total Capital Expenditures per Statement of Cash Flows	$313,633	$455,764	$837,612	$900,000-1,045,000	$610,000-785,000

Reconciliation of Exploration & Production West Division EBITDA to Exploration & Production Segment Net Income

($ Thousands)

6 Months Ended March 31, 2012
Exploration & Production - West Division EBITDA	$118,341
Exploration & Production - All Other Divisions EBITDA	68,866

Total Exploration & Production EBITDA	$187,207
Minus: Exploration & Production Net Interest Expense	(11,825)
Minus: Exploration & Production Income Tax Expense	(39,053)
Minus: Exploration & Production Depreciation, Depletion & Amortization	(83,822)

Exploration & Production Net Income	$52,507
Exploration & Production Net Income	$52,507
Exploration & Production - West Division Production (MBoe)	1,703

Exploration & Production - Net Income per West Division Production (Boe)	$30.84
Exploration & Production - West Division EBITDA	$118,341
Exploration & Production - West Division Production (MBoe)	1,703

Exploration & Production - West Division EBITDA per West Division Production (Boe)	$69.50

Reconciliation of EBITDA to Net Income

($ Thousands)

	FY 2008	FY 2009	FY 2010	FY 2011	12 Months Ended March 31, 2012
Exploration & Production - West Division EBITDA	$188,008	$170,611	$187,838	$187,603	$217,180
Exploration & Production - All Other Divisions EBITDA	174,216	109,100	139,624	189,854	161,651

Total Exploration & Production EBITDA	$362,224	$279,711	$327,462	$377,457	$378,831
Exploration & Production EBITDA	$362,224	$279,711	$327,462	$377,457	$378,831
Utility EBITDA	161,575	164,443	167,328	168,540	155,457
Pipeline & Storage EBITDA	129,171	130,857	120,858	111,474	116,965
Energy Marketing EBITDA	8,699	11,589	13,573	13,178	7,419
Corporate & All Other EBITDA	(8,156)	(5,575)	2,429	(2,960)	716

Total EBITDA	$653,513	$581,025	$631,650	$667,689	$659,388
Total EBITDA	$653,513	$581,025	$631,650	$667,689	$659,388
Minus: Net Interest Expense	(62,555)	(81,013)	(90,217)	(75,205)	(74,978)
Plus: Other Income	7,164	8,200	3,638	6,706	6,621
Minus: Income Tax Expense	(167,672)	(52,859)	(137,227)	(164,381)	(139,792)
Minus: Depreciation, Depletion & Amortization	(169,846)	(170,620)	(191,199)	(226,527)	(238,901)
Minus: Exploration & Production Impairment		(182,811)
Plus/Minus: Income/(Loss) from Discontinued Operations, Net of Tax	1,821	(2,776)	6,780	—	—
Plus: Gain on Sale of Unconsolidated Subsidiaries	—	—	—	50,879	—
Plus/Minus: Income/(Loss) from Unconsolidated Subsidiaries	6,303	3,366	2,488	(759)	—
Minus: Impairment of Investment in Partnership	—	(1,804)			—

Net Income	$268,728	$100,708	$225,913	$258,402	$212,338